UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

April 25, 2016

Date of Report (Date of earliest event reported)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North Suite 400 Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Helix Energy Solutions Group, Inc. filed a shelf registration statement on Form S-3 on March 11, 2016 (File No. 333-210114) (the “Registration Statement”). Exhibits 12.1 and 12.2 filed with the Registration Statement, providing the computations of the Ratio of Earnings to Fixed Charges and the Ratio of Earnings to Combined Fixed Charges and Preferred Dividends, respectively, inadvertently denoted the dollar amounts in millions of dollars instead of in thousands of dollars. Accordingly, attached hereto are the amended Exhibits 12.1 and 12.2 which have also been updated to include the first quarter of 2016.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

12.1	Statement regarding computation of ratio of earnings to fixed charges

12.2	Statement regarding computation of ratio of earnings to combined fixed charges and preferred dividends

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Alisa B. Johnson
Alisa B. Johnson
Executive Vice President, General Counsel and Corporate Secretary

Date: April 25, 2016

Index to Exhibits

Exhibit No.	Description

12.1	Statement regarding computation of ratio of earnings to fixed charges

12.2	Statement regarding computation of ratio of earnings to combined fixed charges and preferred dividends